UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2026

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	NASDAQ Global Select Market

Item 1.01 Entry into a Material Definitive Agreement.

Consulting Agreement

On November 3, 2026, The Children’s Place, Inc. (the “Company”), on behalf of itself and its subsidiaries (other than TCP Brands, LLC and GYM-IPCO, LLC) (collectively, the “Merchant”), entered into the GA/TCP Consulting Agreement (the “Consulting Agreement”) with Tiger Capital Group, LLC, SB360 Capital Partners, LLC and GA Retail Solutions, LLC (collectively, the “Consultant”). To support ongoing inventory sales, the Merchant retained the Consultant under the Consulting Agreement as an independent and exclusive (subject to Merchant’s rights of withdrawal described below) consultant with respect to the management and disposition of covered merchandise and furniture, fixtures and equipment (“FF&E”) sales at, or in transit to, U.S. and Canadian stores, distribution centers and warehouse facilities and through the Merchant’s e-commerce platform. The scope of services is subject to the Merchant’s existing obligations under its agreements with Children’s Apparel Network Ltd. and Network 360 Global Inc. Sales under the Consulting Agreement run from November 6, 2026 through February 28, 2027, subject to earlier termination or extension.

The Consultant receives a base fee of 2.5% of gross proceeds of covered merchandise sales and a commission of 15% of gross proceeds on covered FF&E sales, subject to tax adjustments.

The Merchant is responsible for reimbursing the Consultant for reasonable and documented out-of-pocket expenses related to the sale, subject to agreed budgets. The Merchant bears allocated operating costs and budgeted sale expenses, subject to a $34,132,000 consultant expense budget, and provided a $3,140,000 deposit upon the execution of the Consulting Agreement, with unused amounts refundable in final reconciliation. Unapproved budget overruns are not reimbursed to the Consultant.

Subject to the Merchant’s prior written consent and the applicable sale guidelines, the Consultant may supply additional goods (not owned by the Merchant) for sale. The Merchant receives 6.5% of sale proceeds from approved additional goods supplied by the Consultant.

The Merchant may withdraw any merchandise or FF&E from the scope of the Consulting Agreement on three days’ notice. Withdrawal of a location from the scope of the Consulting Agreement (such as a store warehouse or the e-commerce platform) also requires consent from the Merchant’s lenders under its existing debt instruments, or a specified good-faith determination by the Merchant’s board of directors (the “Board”) concerning its fiduciary duties (after consultation with outside counsel). Fees and expenses of the Consultant incurred prior to the withdrawal remain payable by the Merchant.

The Merchant retains title to unsold merchandise, intellectual property, receivables, and real property. The Merchant retains its right to conduct sales of any assets through Amazon, which following the filing of the Chapter 11 Cases (defined below) is subject to consent from the lenders or a specified good-faith determination by the Merchant’s Board concerning its fiduciary duties (after consultation with outside counsel).

The Consulting Agreement includes mutual indemnities and joint and several liability of the Consultant parties.

The Merchant must seek an order of the Bankruptcy Court (defined below) approving: (i) the assumption of the Consulting Agreement and performance thereunder, and (ii) the continuation of the store closing sales. The Merchant will also seek recognition of such order of the Bankruptcy Court by Canada’s Ontario Superior Court of Justice (Commercial List) (the “Canadian Court”). Failure to obtain the specified orders permits applicable termination remedies and, for the Bankruptcy Court order, application of the deposit; specified expenses remain reimbursable.

Other than the Consulting Agreement, there are no material relationships between the Merchant and the Consultant.

Item 1.03 Bankruptcy or Receivership.

On November 8, 2026 (the “Petition Date”), the Company and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”), which assumed jurisdiction over substantially all of the Debtors’ assets and business on that date. The proceedings are captioned In re The Children’s Place, Inc., et al., Case No. 26-22682 (SLM) (the “Chapter 11 Cases”). Joint administration of the Chapter 11 Cases has been requested.

The Debtors remain in possession of their assets and continue to operate their businesses under the supervision and orders of the Bankruptcy Court. No trustee, receiver, fiscal agent or similar officer has been appointed.

The Debtors intend to pursue a competitive marketing and sale process for substantially all of their assets, including operational assets and intellectual property, pursuant to section 363 of the Bankruptcy Code. The process is intended to maximize value for stakeholders by eliciting the highest or otherwise best bid, with the goal of continuing the business as a going concern. The Debtors intend to file a motion seeking Bankruptcy Court approval of the sale process. If approved, the Company is requesting bids by December 9, 2026, and expects to complete the Bankruptcy Court-supervised sale process by the end of December 2026.

The Company’s stores and e-commerce sites remain open and continue to serve customers. Subject to Bankruptcy Court approval, the Debtors intend to continue inventory sales across the store fleet to enhance liquidity and maintain operational flexibility. These sales include inventory liquidation and store-closing sales pursuant to the Consulting Agreement.

The Debtors have filed customary motions seeking Bankruptcy Court authorization to pay certain pre-bankruptcy obligations related to employee wages and benefits, critical vendors, insurance and taxes, and to maintain customer programs and cash-management practices. The requested relief is intended to enable the Debtors to meet certain obligations and maintain critical business functions during the sale process.

In connection with the Chapter 11 Cases, the Debtors expect to seek Bankruptcy Court approval of proposed senior secured superpriority debtor-in-possession financing and/or authorization to use cash collateral to support continued operations during the sale process and the Chapter 11 Cases. The proposed financing remains subject to negotiation and execution of definitive documentation, Bankruptcy Court approval and satisfaction of applicable conditions. There can be no assurance that the proposed financing will be consummated on the terms currently contemplated or at all. The Company expects to provide additional disclosure regarding the financing in a subsequent Current Report on Form 8-K following execution of the applicable definitive agreements.

The Company is also seeking appointment of The Children’s Place, Inc. as the foreign representative to pursue recognition of the Chapter 11 Cases and enforcement of specified Bankruptcy Court orders by the Canadian Court, with the goal of including its Canadian assets and operations in the sale process.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On the Petition Date, the commencement of the Chapter 11 Cases as described in Item 1.03 constituted an event of default under the instruments enumerated below (the “Debt Instruments”), resulting in the acceleration of the Company’s payment obligations thereunder. As such, substantially all of the Company’s debt as of the Petition Date is in default and accelerated, but subject to the automatic stay under the Bankruptcy Code.

Debt Instruments:

•	that certain Amended and Restated Credit Agreement, dated as of May 9, 2019 (as amended through the Petition Date), by and among the Company, the borrowers and guarantors from time to time party thereto, the lenders from time to time party thereto, and Wells Fargo Bank, National Association, as administrative agent and collateral agent;

•	that certain Credit Agreement, dated as of December 16, 2025 (as amended through the Petition Date), by and among the Company, the borrowers and guarantors from time to time party thereto, the lenders from time to time party thereto, and Crystal Financial LLC d/b/a SLR Credit Solutions (the “Term Agent”), as administrative agent and collateral agent (the “Term Credit Agreement”); and

•	those certain unsecured subordinated promissory notes with Mithaq Capital SPC, as amended or modified through the Petition Date, dated February 29, 2024, April 16, 2024, July 1, 2026 and September 24, 2026, respectively.

As of the Petition Date, the Company had approximately $394 million in the aggregate in outstanding obligations under the Debt Instruments (in each case, plus accrued interest and other fees thereon).

The Debt Instruments described above provide that, as a result of the commencement of the Chapter 11 Cases, any principal amount, together with accrued interest thereon, are immediately due and payable. However, any efforts to enforce the payment obligations under the Debt Instruments are automatically stayed as a result of the Chapter 11 Cases, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code. The acceleration of the Debt Instruments as described in this Item 2.04 may cause cross-defaults under other material obligations of the Company.

By letter dated November 7, 2026, the Term Agent purported to accelerate the obligations under the Term Credit Agreement as a result of certain alleged defaults. The Company disputes the validity and effectiveness of that purported acceleration.

The disclosure in Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer, Global Sourcing & Product Operations

On November 5, 2026, the Human Capital and Compensation Committee of the Board of Directors of The Children’s Place, Inc., acting pursuant to authority delegated by the Board, approved the Company’s offer of employment to Kristin Clifford to serve as Chief Operating Officer, Global Sourcing & Product Operations of the Company, effective November 4, 2026. In this role, Ms. Clifford will serve as the Company’s principal operating officer.

Ms. Clifford, 61, rejoined the Company in January 2025. She has over 30 years of experience in the retail and apparel industries, leading global sourcing diversification strategies, strengthening operational performance, and driving business transformation and strategic growth. Prior to her current appointment as Chief Operating Officer of the Company, Ms. Clifford most recently served as Senior Vice President, Head of Global Sourcing & Product Operations. Ms. Clifford previously worked at the Company from 2013 to 2020, where she progressed through roles of increasing responsibility, including Vice President of Global Sourcing during that time. Before rejoining the Company, Ms. Clifford was at Vineyard Vines as the Senior Vice President of Sourcing. Prior to 2013, Ms. Clifford held positions of increasing responsibility at Liz Claiborne, culminating in the role of Senior Vice President of Global Sourcing at Juicy Couture. Ms. Clifford holds a Bachelor of Arts in Business, with a minor in Marketing, from Belmont Abbey College.

There are no arrangements or understandings between Ms. Clifford and any other person pursuant to which she was selected as Chief Operating Officer, Global Sourcing & Product Operations. Ms. Clifford has no family relationships with any director or executive officer of the Company. There are no transactions involving Ms. Clifford requiring disclosure under Item 404(a) of Regulation S-K.

No changes were made to Ms. Clifford’s compensation in connection with her appointment. No compensation grants or awards were made or modified in connection with her appointment.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing the commencement of the Chapter 11 Cases is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information set forth under this Item 7.01, including Exhibit 99.1, is being filed, and not furnished, for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of The Children’s Place, Inc., dated November 8, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Company’s strategic initiatives and results of operations. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate,” “believe” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Part I, Item 1A. Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 31, 2026. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unable to achieve operating results at levels sufficient to fund and/or finance the Company’s current level of operations and repayment of indebtedness, the risk that changes in trade policy and tariff regimes, including newly imposed U.S. tariffs and any responsive non-U.S. tariffs, may impact the Company’s international manufacturing and operations or customers’ discretionary spending habits, the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by changes in economic conditions (including inflation), the risk that changes in the Company’s plans and strategies with respect to pricing, capital allocation, capital structure, investor communications and/or operations may have a negative effect on the Company’s business, the risk that the Company’s strategic initiatives to increase sales and margin, improve operational efficiencies, enhance operating controls, decentralize operational authority and reshape the Company’s culture are delayed or do not result in anticipated improvements, the risk of delays, interruptions, disruptions and higher costs in the Company’s global supply chain, including resulting from disease outbreaks, foreign sources of supply in less developed countries, more politically unstable countries, or countries where vendors fail to comply with industry standards or ethical business practices, including the use of forced, indentured or child labor, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, various types of litigation, including class action litigation brought under securities, consumer protection, employment, and privacy and information security laws and regulations, risks related to the existence of a controlling stockholder, and the uncertainty of weather patterns, as well as other risks discussed in the Company’s filings with the SEC from time to time. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2026

THE CHILDREN’S PLACE, INC.

By:	/s/ Kenneth Li
Name:	Kenneth Li
Title:	General Counsel & Corporate Secretary